UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2020

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SUSGLOBAL ENERGY CORP.

(Exact name of registrant as specified in its charter)
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Delaware	000-56024	38-4039116
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 Davenport Road

Toronto, ON, Canada, M5R 1J2

(Address of Principal Executive Office) (Zip Code)

(416) 223-8500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2020, SusGlobal Energy Corp. (the "Company") held its 2020 annual meeting of stockholders (the "Annual Meeting"). Based on the results of the Annual Meeting, as of November 26, 2020, Vincent Ramoutar is no longer a member of the Company's Board of Directors (the "Board").

The relevant information in Item 5.07 on this Current Report on Form 8-K, is incorporated herein by reference.

Item 5.07 Results of Operations and Financial Condition.

On November 26, 2020, the Company held its Annual Meeting. Greater than 70% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Marc Hazout, Ryan Duffy, Vincent Ramoutar, Laurence Zeifman and Andrea Calla as directors to each serve as directors on the Board until the next annual meeting or until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against/ Withheld	Abstentions	Percentage Voted in Favor
Election of Marc Hazout	43,336,313	209,050		54.59%
Election of Ryan Duffy	42,936,313	209,050	400,000	54.09%
Election of Vincent Ramoutar	20,480,268	22,665,095	400,000	25.80%
Election of Laurence Zeifman	36,262,813	6,882,550	4,000	45.68%
Election of Andrea Calla	42,939,913	205,450	40,000	54.09%
Ratification of the appointment MNP, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	55,935,483	205,450	4,000	70.47%

On the basis of the above votes, (i) Marc Hazout, Ryan Duffy, Laurence Zeifman, and Andrea Calla were elected as members of the Board; and (ii) the proposal to ratify the appointment MNP, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was adopted. Based on the above, as of November 26, 2020, Vincent Ramoutar is no longer a member of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SusGlobal Energy Corp.

Dated: December 1, 2020	By:	/s/ Marc Hazout
Marc Hazout Executive Chairman, President and Chief Executive Officer